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                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK:
         LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
      LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
         LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT Y


                       SUPPLEMENT DATED FEBRUARY 17, 2003


        TO THE PROSPECTUSES DATED MAY 1, 2002 AND LATER FOR THE PRODUCTS:

                           CV     CV       CV       DB      DB
                 VUL-I, VUL  , VUL  II, VUL  III, VUL  , VUL  II
                            SVUL, SVULII AND SVULIII


Please review this Client Directed Monthly Deduction supplement carefully, because it contains new information not in the Prospectuses. It references and amends a specific section of the Prospectus. Keep this supplement with your Prospectus.

The following amends the description of the "Deductions Made Monthly" or "Monthly Deductions" section of CHARGES AND FEES:

We make various deductions monthly. The monthly deductions, including the cost of insurance charge and charges for supplemental riders or benefits, if any, may be deducted in two ways:

     1) Proportionately from the net accumulation value of each underlying investment option subject to the charge.

     2) From the net accumulation value of specific funds which you have designated.

If you have selected designated funds, and in a given month there is not sufficient value in those funds to cover the monthly deduction, we will take the remaining monthly deduction pro-rata from the rest of the funds in your policy that have value.

If you have not selected designated funds, the monthly deductions will be taken pro-rata from all of the funds in your policy that have value.

You may select or change designated funds at any time prior to a monthly anniversary day by contacting our Administrative Office.